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                                                                  EXHIBIT 99.3
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                              CONVERSION AGREEMENT
             MADE AS OF 29TH DAY OF JULY 1999 (THE "EFFECTIVE DATE")

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BETWEEN: NICOLLET PROCESS ENGINEERING, INC., a corporation duly incorporated under the laws of the State of Minnesota, of the United States, having its registered office and principal place of business located at 420 North Fifth Street, Suite 1040, Minneapolis, Minnesota 55401.

         (hereinafter referred to as the "CORPORATION")

AND: TECHINSPIRATIONS INC. (CAYMAN), having its registered office and principal place of business located at CIBC Bank and Trust Company (Cayman) Limited, P.O. Box 694, CIBC Building, Edward Street, Goergetown, Grand Cayman B.W.I

         (hereinafter referred to as "Investor")

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                               CERTAIN DEFINITIONS

In this Conversion Agreement capitalized terms denoting defined terms shall, if not specifically defined herein, bear the meanings attributable to them in the Purchase Agreement (as defined below). Subject to the foregoing, for the purposes hereof, unless there is something in the subject-matter or context inconsistent therewith, the following terms and expressions shall have the following meanings:

CHARGE: a hypothec, mortgage, priority, charge, pledge, assignment in guaranty, security interest, lien, encumbrance, action, claim, demand, option, offer, right or equity of any nature whatsoever or howsoever arising on one or more assets or rights;

CREDIT FACILITY:  means the secured revolving operating line of credit extended by the Investor to the Corporation supported, originally, by an assignment of the security held, and a credit facility advanced, by Norwest Business Credit, Inc. under credit extended to the Corporation

DEBT: means the amount of accrued interest and outstanding principal owed by the Corporation to the Investor under the Credit Facility on the date hereof;

PURCHASE          means that purchase agreement between the Corporation, as
AGREEMENT:        issuer, and the Investor, as purchaser, dated as of the date hereof whereunder the

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                  Investor has purchased 20,000,000 shares of Common Stock of the Corporation, and a Common Stock Warrant covering 4,750,000 shares of Common Stock.

           FOR VALUE RECEIVED AND IN CONSIDERATION OF THE MATTERS SET
            OUT IN THE PURCHASE AGREEMENT, IT IS AGREED AS FOLLOWS:

1. Pursuant to the provisions of the Purchase Agreement, and coincidentally with the Closing of the transactions contemplated under the Purchase Agreement, the Corporation and Investor hereby confirm their agreement, and the Investor's irrevocable direction, to convert the following portion of the Debt with the effect as of the date hereof;

         1.1 $3,000,000 of the Debt shall be converted into 20,000,000 shares of Common Stock of the Corporation at a conversion price of $0.15 per share and in full satisfaction of the subscription price for 20,000,000 shares of Common Stock purchased by the Investor from the Corporation pursuant to the Purchase Agreement; and

         1.2 $100 of the Debt shall be converted into the Common Stock Warrant covering 4,750,000 shares of Common Stock of the Corporation in full satisfaction of the subscription price for the Common Stock Warrant purchased by the Investor from the Corporation pursuant to the Purchase Agreement.

2. Each of the Corporation and the Investor hereby acknowledges and confirms that the amount of the Debt outstanding on the date hereof exceeds $3,000,100. The Corporation hereby acknowledges receipt of the subscription price referred to in paragraph 1 above and the Investor hereby confirms that the amount of the Debt outstanding shall be reduced accordingly.

3. The Corporation and the Investor hereby waive any notice requirement from one another and any other procedure, condition or other right precedent to the conversion of the Debt pursuant to this Agreement.

4. Each party hereto represents and warrants that it has the necessary power, authority and capacity to execute this agreement and to perform its obligations hereunder.

5. The Investor hereby represents and warrants to the Corporation that the Debt so converted pursuant to this Agreement is free and clear of any Charges created by the Investor whatsoever, except for Charges created under the Credit Facility.

6. Each party hereto shall at the request of the other party execute and deliver any further documents and do all acts and things as that party may reasonably require to carry out the true intent and meaning of this agreement.

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7.       Any notice or other communication to be given in connection with this agreement shall be given in writing and transmitted by any means providing proof of receipt by the addressee, to the addresses indicated at the beginning hereof, or to such other address as any party may designate by notice given to the other party.

8. This agreement shall be governed by the laws in force in the State of Minnesota and the parties hereto agree irrevocably to attorn to the jurisdiction of the courts of the State of Minnesota and agree that any proceedings taken in respect of this agreement shall be taken in such courts and in no other.

9. This agreement shall enure to the benefit of and be binding upon the parties hereto and their respective personal representatives, heirs, successors and administrators.

10. This agreement may be executed in separate counterparts, all of which shall constitute one and the same instrument. This Agreement may be effectively delivered by the facsimile delivery of a signed original and such facsimile copy shall be as effective as the signed original.

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IN WITNESS WHEREOF, the parties hereto have executed this agreement as of the
Effective Date.

                                            NICOLLET PROCESS ENGINEERING, INC.


                                   BY:
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                                   ITS:
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                                            TECHINSPIRATIONS INC (CAYMAN)


                                   BY:
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                                   ITS:
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